Exhibit j

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Series:

We consent to the incorporation by reference, in this registration statement, of our report dated December 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney SB Growth and Income Fund (“Fund”) of Smith Barney Investment Series as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

February 23, 2005

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Series:

We consent to the incorporation by reference, in this registration statement, of our report dated December 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Dividend Strategy Fund (formerly known as Smith Barney Large Cap Core Fund) (“Fund”) of Smith Barney Investment Series as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

February 23, 2005

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Series:

We consent to the incorporation by reference, in this registration statement, of our report dated December 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Dividend Strategy Portfolio (formerly known as Smith Barney Large Cap Core Portfolio) (“Fund”) of Smith Barney Investment Series as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

February 23, 2005

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney International Fund:

We consent to the incorporation by reference, in this registration statement, of our report dated December 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney International Fund (“Fund”) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

February 23, 2005

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Series:

We consent to the incorporation by reference, in this registration statement, of our reports dated December 17, 2004, on the statements of assets and liabilities, including the schedules of investments, of Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio, and SB Government Portfolio of Smith Barney Investment Series (“Funds”) as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then. These financial statements and financial highlights and our reports thereon are included in the Annual Report of the Funds as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

February 23, 2005